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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported)   AUGUST 19, 2004

                             THE ROUSE COMPANY
           (Exact name of registrant as specified in its charter)


    MARYLAND                        001-11543                  52-0735512
State or other              (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification Number)
incorporation)
                       10275 LITTLE PATUXENT PARKWAY
                       COLUMBIA, MARYLAND                        21044-3456

                   (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code        (410) 992-6000

                               Not Applicable
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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          The Rouse Company, a Maryland corporation (the "Company"), has entered into an Agreement and Plan of Merger, dated as of August 19, 2004, by and among General Growth Properties, Inc. ("GGP") a Delaware corporation, Red Acquisition LLC, a Maryland limited liability company and a subsidiary of GGP (the "Merger Sub"), and the Company (the "Merger Agreement"), providing for the merger of Red Acquisition LLC with and into the Company, with the Company continuing as the surviving corporation. The Company's Board of Directors has approved the merger and the Merger Agreement.

          Pursuant to the terms of the Merger Agreement, the Company's stockholders will receive, for each share of common stock, $67.50 in cash less the amount of any extraordinary dividend paid by the Company prior to the merger (the "Merger Consideration"). If the amount of the extraordinary dividend, if any, exceeds $2.42 per share, the Merger Consideration will be further reduced by an amount per share equal to $2.42 plus 1.1 times the amount of the extraordinary dividend in excess of $2.42 per share. Under the Merger Agreement, the Company is permitted to continue to pay quarterly dividends of $0.47 per share prior to the closing of the merger and will declare a dividend with a record date of the last business day prior to the closing of the merger. The amount of this closing dividend will be based on the Company's quarterly dividends of $0.47 per share, pro rated for the number of days elapsed since the Company's previous dividend record date. Neither the Company's regular quarterly dividends nor the dividend declared at the closing of the merger will reduce the amount of the Merger Consideration.

          The merger is subject to the approval of the Company's stockholders, receipt by GGP of a tax opinion confirming the Company's REIT status and other customary closing conditions. The merger does not require the approval of GGP stockholders and is generally not conditioned upon receipt of financing by GGP. The merger agreement provides for the Company to pay to GGP a termination fee and expense reimbursement of up to an aggregate of $180 million under certain circumstances further described in the Merger Agreement.

          The Merger Agreement is filed pursuant to Item 9.01. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is filed as an exhibit hereto, and is incorporated herein by reference.

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This report includes forward-looking statements, which reflect the
Company's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of the Company's Form 10-Q for the quarter ended June 30, 2004.

In connection with the proposed transaction, the Company will be filing a proxy statement on Schedule 14A with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. The final proxy statement will be mailed to the Company's stockholders. Investors and security holders may also obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's web site at http://www.sec.gov. Copies of the Company's SEC filings are also available on the Company's website at http://www.therousecompany.com under "Investor Relations." Free copies of the proxy statement, once available, and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, Attention: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISIONS.

Information regarding the Company's directors and executive officers who were in office at the time of the Company's 2004 annual meeting of stockholders is available as to those directors and executive officers in the Company's proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of the Company's management and its employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

ITEM 8.01. OTHER EVENTS.

          On August 20, 2004, a press release was issued announcing the execution of a definitive merger agreement by and among the Company, GGP and Merger Sub. On August 20, 2004, the Company also issued a press release clarifying a statement regarding the possibility of the payment of a special dividend by the Company. The text of the press releases, which are attached hereto as Exhibits 99.1 and Exhibit 99.2, respectively, are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit        Description
          -------        -----------

            2.1 Agreement and Plan of Merger by and among The Rouse Company, General Growth Properties, Inc. and Red Acquisition, LLC, dated as of August 19, 2004

            99.1 Press Release, dated August 20, 2004, titled "General Growth Properties and The Rouse Company Announce Agreement"

            99.2 Press Release, dated August 20, 2004, titled "The Rouse Company -- Clarification"

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: August 23, 2004


                                   THE ROUSE COMPANY


                                   By: /s/ Melanie M. Lundquist
                                       ---------------------------------
                                       Melanie M. Lundquist
                                       Senior Vice President and Corporate
                                         Controller

                               EXHIBIT INDEX

            Exhibit      Description
            -------      -----------

            2.1 Agreement and Plan of Merger by and among The Rouse Company, General Growth Properties, Inc. and Red Acquisition, LLC, dated as of August 19, 2004

            99.1 Press Release, dated August 20, 2004, titled "General Growth Properties and The Rouse Company Announce Agreement"

            99.2 Press Release, dated August 20, 2004, titled "The Rouse Company -- Clarification"